SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )


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         [  ]     Preliminary Proxy Statement
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                  Rule 14a-6(e)(2))
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         [  ]     Soliciting Material Pursuant to ss. 240.14a-11(c) or
                  ss. 240.14a-12

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                      Great-West Variable Annuity Account A
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                (Name of Registrant as Specified in its Charter)

     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


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